EXHIBIT 10.2
                                                                  ------------

                        EXECUTIVE EMPLOYMENT DESCRIPTION
                        --------------------------------


SHIRAD ALI
----------

The Company, pursuant to an employment arrangement, hired Mr. Ali as Vice President of Engineering and Technical Support on April 23, 2001, subject to a 90 day probationary period, for an annual salary of $90,000. In connection with his employment arrangement, Mr. Ali is to receive, subject to satisfactory performance, restricted common stock in accordance with the below schedule:

                             Period           Shares
                      --------------------    ------
                      04/23/01 to 06/30/01    10,000
                      07/01/01 to 09/30/01    15,000
                      10/01/01 to 12/31/01    15,000
                      01/01/02 to 03/31/03    15,000
                      04/01/02 to 06/30/02    15,000
                      07/01/02 to 09/30/02    15,000
                      10/01/02 to 12/31/02    15,000






























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